                                                                      Exhibit 24
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                               POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints each of Charles Garner and Donna Nichols, or any of them signing or otherwise acting singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

        (1)  prepare and submit to the U.S. Securities and Exchange Commission
             (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities
             Exchange Act of 1934 or any rule or regulation of the SEC;

        (2)  execute for and on behalf of the undersigned, in the undersigned's capacity as a shareholder of Recro Pharma, Inc. (the "Company"),
             Forms 3, 4, and 5 in accordance with Section 16(a) of the
             Securities Exchange Act of 1934 and the rules thereunder;

        (3)  execute for and on behalf of the undersigned, in connection with proposed sales by the undersigned pursuant to Rule 144 under the
             Securities Act of 1933 of securities issued by the Company, notices on Form 144 in accordance with Rule 144 under the Securities Act of
             1933;

        (4)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, 5, or Form 144, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any securities exchange or similar authority; and

        (5)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this
             Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 under the Securities Act of 1933.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5, and Forms 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of March, 2014.

                                         SCP Vitalife Partners (Israel) II, L.P.
                                         By: SCP Vitalife II Associates,
                                             L.P., its General Partner
                                         By: SCP Vitalife II GP, LTD,
                                             its General Partner

                                         By:    /s/ Winston J. Churchill
                                                ------------------------
                                         Name:  Winston J. Churchill
                                         Title: a Director